                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                       October 3, 2005

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On October 3, 2005, Hancock Holding Company
issued a press release announcing that the Company will release earnings results for the third quarter of 2005.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated October 3, 2005, headed Hancock Holding Company
                             to Announce Third Quarter Earnings

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 4, 2005

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

                                        [GRAPHIC OMITTED][GRAPHIC OMITTED]

For Immediate Release            For More Information
October 3, 2005                            George A. Schloegel, Chief Executive Officer
                                           Carl J. Chaney, Chief Financial Officer
                                           Paul D. Guichet, V.P., Investor Relations
                                           800.522.6542 or 228.214.5242

===================================================================================================================

                            Hancock Holding Company to Announce Third Quarter Earnings

         Gulfport,  MS (October 3, 2005) - Hancock Holding Company CEO and Vice-
Chairman  George A. Schloegel today announced that the Company would release earnings results for the third quarter of 2005, as previously  scheduled, after the close of business on  Thursday  October 13,  2005.  The  Company  will  provide a live overview of third quarter  earnings,  as well as an update on the impact of Hurricane
Katrina,  including  special  one-time charges related  thereto,  beginning at 1:00
p.m.,  Central Daylight Time, on Monday October 17, 2005.  Interested  persons may
access  the  event  through  the  Company's  website   (www.hancockbank.com)
and  Vcall's  Investor  Calendar (www.investorcalendar.com).  For  those unable  to  attend  the  webcast,  you may dial in and  listen to the live conference call  (877)  407-0783  for those  calling  from  within  the U.S.  or Canada,  and
(201)  689-8564  for international  callers.  A telephone  replay will be available two hours following  completion of the webcast.  The replay is accessible to callers from the U.S. and Canada at (877)  660-6853 and to  international  callers at (201)
612-7415.  Enter the account number: 286 and conference ID number 171714.

         Hancock  Holding  Company - parent  company of Hancock  Bank  (Mississippi),
Hancock  Bank of  Louisiana, Hancock  Bank of Florida and Magna  Insurance  Company -
has assets of $4.8  billion at June 30,  2005.  Founded in 1899, Hancock Bank stands among the strongest,  safest five-star  financial  institutions in America.  Hancock
Bank operates 103  full-service  offices and more than 130  automated  teller  machines throughout  South  Mississippi, Louisiana and Florida as well as subsidiaries  Hancock
Investment  Services,  Inc.,  Hancock Insurance Agency, and Harrison  Finance Company.
Investors can access  additional  corporate  information or online banking and bill pay services at www.hancockbank.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:
Congress passed the Private Securities  Litigation Act of 1995 in an effort to encourage corporations to provide  information about companies' anticipated  future  financial performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances, industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated results  and  expectations  expressed  in such  forward-looking statements.
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